UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	May 18, 2007
PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-3922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 West Franklin, P.O. Box 638, Elkhart, Indiana	46515
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(574) 294-7511

(Former name or former address if changed since last report)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 18, 2007, Patrick Industries, Inc. (the "Company" or “Patrick”),entered into a Credit Agreement with eight banks, including JP Morgan Chase Bank, N.A., as administrative agent, to establish a five-year senior credit facility comprised of a five-year $35,000,000 revolving credit facility and a $75,000,000 term loan (the “Credit Agreement”), a portion of which was used for financing the acquisition of Adorn Holdings, Inc. and the balance for liquidity for the working capital needs of the combined companies. Additional terms and conditions of the Credit Agreement include:

•	The Credit Agreement is secured by a pledge of substantially all of the assets of the Company;
•	Term Loans are repaid in quarterly installments, commencing September 30, 2007;
•	Customary representations, warranties and covenants;
•	Customary events of default; and
•	Customary financial covenants, including requirements as to leverage ratios, fixed charge coverage ratios, consolidated net worth and capital expenditure limitations.

The summary of the Credit Agreement is not complete and is qualified in its entirety to the copy of the Credit Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Pursuant to a Securities Purchase Agreement dated April 10, 2007 by and among Tontine Capital Partners, L.P., Tontine Capital Overseas Master Fund, L.P. (collectively, “Tontine”) and Patrick, on May 18, 2007, Patrick issued 980,000 shares of common stock at $11.25 per share for a total purchase price of $11,025,000 in a private placement with Tontine. In addition, pursuant to the Securities Purchase Agreement, Tontine also provided interim debt financing to Patrick in the aggregate amount of $13,975,000 in exchange for senior subordinated notes from Patrick to Tontine in like principal amount (the “Senior Subordinated Notes”). Copies of the Senior Subordinated Notes are attached hereto as Exhibit 10.2 and incorporated herein by reference. The Senior Subordinated Notes are subordinated to the Credit Agreement. Tontine has entered into a Subordination Agreement dated as of May 18, 2007 in connection with the Senior Subordinated Notes (the “Subordination Agreement”). A copy of the Subordination Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference.

The Company used the proceeds of the private placements for its acquisition of Adorn. The issuance of securities was not registered under the Securities Act. In connection with the issuance, Patrick amended and restated the existing Registration Rights Agreement with Tontine, pursuant to which it will undertake to register Tontine’s shares of common stock. A copy of the Amended and Restated Registration Rights Agreement is attached hereto as Exhibit 10.4 and incorporated herein by reference. In connection with the issuance, the Company entered into Amendment No. 1 to the Rights Agreement, dated March 21, 2006, between the Company and

National City Bank, as Rights Agent, permitting Tontine to acquire up to 40% of the outstanding common stock of Patrick without being deemed to be an Acquiring Person under the Rights Agreement. A copy of Amendment No. 1 to the Rights Agreement is attached hereto as Exhibit 10.5 and incorporated herein by reference.

On May 21, 2007, Patrick issued a press release related to the foregoing matters. A copy of the press release is attached hereto as Exhibit 99.1.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 18, 2007, the Company acquired all of the outstanding capital stock of Adorn Holdings, Inc., an Elkhart, Indiana-based manufacturer and supplier of interior components to the recreational vehicle and manufactured housing industries for $75,000,000 in cash, subject to an adjustment for working capital at the closing.

Adorn had been a portfolio company of Linsalata Capital Partners since February 2000. The acquisition was funded through the senior credit facility referenced above and proceeds from the sale of securities to Tontine described above. Tontine was a significant shareholder of the Company (approximately 27% of the outstanding shares) prior to its acquisition of additional shares of common stock. The 980,000 additional shares increased Tontine’s percentage ownership to approximately 39% of the total outstanding shares of common stock of the Company.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Credit Agreement and the Senior Subordinated Notes is hereby incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above with respect to the sale of 980,000 shares of common stock of the Company to Tontine in a transaction that is not registered under the Securities Act is hereby incorporated herein by reference.

Patrick intends to raise up to $20,000,000 of additional equity capital by means of a rights offering of common stock to its shareholders. The rights to be distributed will permit Patrick shareholders as of the to-be-determined record date to purchase additional shares of common stock at the same $11.25 per share paid by Tontine in the private placement. Proceeds from the rights offering are expected to be applied to the repayment of debt, including the Senior Subordinated Notes. The foregoing notice does not constitute an offer of any securities for sale. The distribution of rights and issuance of common stock related thereto will be accomplished by means of a registration statement to be filed by the Company with the Securities and Exchange Commission. Patrick will distribute the related prospectus following the effectiveness of the Registration Statement to all shareholders as of the rights offering record date.

Item 3.03 Material Modification to Rights of Securityholders.

The information set forth in Item 1.01 above with respect to the Amended and Restated Registration Rights Agreement and Amendment No. 1 to the Rights Agreement, dated March 21, 2006, is hereby incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the issuance of common stock to Tontine, the Company amended its bylaws to add the following provision:

Control Share Statute Not Applicable. The provisions of Chapter 42 of the Indiana Business Corporation Law regarding Control Share Acquisitions shall not be applicable to the issued and outstanding shares of this Corporation.

A copy of the Company’s Bylaws is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired. Financial Statements required by this Item in connection with the acquisition of Adorn will be filed by amendment within the required time period.

(b)      Pro Forma Financial Information. Pro forma financial information required by this Item in connection with the acquisition of Adorn will be filed by amendment within the required time period.

(c)	Exhibits
Exhibit 3.1	Bylaws of Patrick Industries, Inc.
Exhibit 10.1	Credit Agreement, dated as of May 18, 2007, between Patrick Industries, Inc. and J.P. Morgan Chase Bank, N.A., as administrative agent.
Exhibit 10.2	$13,975,000 Senior Subordinated Notes issued by Patrick Industries, Inc. to Tontine Capital Partners, L.P. and Tontine Capital Overseas Master Fund, L.P.
Exhibit 10.3	Subordination Agreement by Tontine Capital Partners, L.P. and Tontine Capital Overseas Master Fund, L.P.
Exhibit 10.4	Amended and Restated Registration Rights Agreement, dated May 18, 2007, between Patrick Industries, Inc. and Tontine Capital Partners, L.P. and Tontine Capital Overseas Master Fund, L.P.

Exhibit 10.5	Amendment No. 1, dated May 18, 2007, to the Rights Agreement, dated March 21, 2006, between Patrick Industries, Inc. and National City Bank, as Rights Agent.
Exhibit 99.1	May 21, 2007, Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

DATE: May 23, 2007	BY	/s/ Andy L. Nemeth
Andy L. Nemeth
Executive Vice President – Finance
Secretary-Treasurer, and Chief Financial Officer